SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 4, 2004





                              PUBLIC STORAGE, INC.
             (Exact name of registrant as specified in its charter)



         California                     1-8389                  95-3551121
         ----------                     ------                  ----------
(State or Other Jurisdiction   (Commission File Number)      I.R.S. Employer
     of Incorporation)                                    Identification Number)



               701 Western Avenue, Glendale, California 91201-2397
              -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------

                                       N/A
          (Former name or former address, if changed since last report)

(_) Written communications pursuant to Rule 425 uner the Securities Act (17 CFR 230.425)

(_) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(_)  Pre-commencement   communications  pursuant  to  rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

(_)  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition and Exhibits

         On November 4, 2004, Public Storage, Inc. announced its financial results for the quarterended September 30, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c)        Exhibits

           The following exhibit relating to Item 2.02 shall be deemed to be furnished and not filed:

           99.1 Press release dated November 4, 2004.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PUBLIC STORAGE, INC.

Dated: November 4, 2004

                             By: /s/ Harvey Lenkin
                                ------------------
                                 Harvey Lenkin
                                 President